EXHIBIT 10.2

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made as of the 12th day of June, 2002, by and between CENTIV, INC., a Delaware corporation ("Debtor") and COLE TAYLOR BANK ("Secured Party").

     WHEREAS, Secured Party has extended credit and may continue to extend credit to Debtor at the request of Debtor, pursuant to a certain Loan Agreement dated as of the date hereof by and between the Debtor and Secured Party and a certain Revolving Credit Note from Debtor to Secured Party bearing even date herewith in the maximum principal amount of Two Million and 00/100 Dollars ($2,000,000.00) (the "Note"); and

     WHEREAS, the Debtor, as security for said extension of credit and the loans evidenced by the Note, has agreed to grant a security interest to the Secured Party to the property hereinafter described;

     NOW, THEREFORE, the Debtor, to secure the payment to Secured Party of all sums now or hereafter due Secured Party from Debtor pursuant to the Note, and all obligations and liabilities of Debtor pursuant to the Note and all documents evidencing or securing said Note (as amended, extended or modified, said documents together with the Note and this Security Agreement collectively referred to as the "Loan Documents"), all of even date herewith, including but not limited to the following Loan Documents: (a) Loan Agreement; and (b) UCC-1 Financing Statements (together with all other documents evidencing or securing the Note, "Loan Documents") does hereby grant a security interest unto the Secured Party, its successors and assigns, in and to the collateral as described on Exhibit A attached hereto ("Collateral").
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     1.     GRANT.  Debtor  hereby  grants  to Secured Party a security interest in, and sells, assigns, transfers, sets over, pledges and delivers unto Secured Party, in the above Collateral for so long as any sums remain outstanding from Debtor to Secured Party regardless of whether Debtor became the owner of such Collateral prior to or contemporaneously with or subsequent to the incurring of any such debts or liabilities, it being the intention of the parties that such security interest shall extend to and include all present Collateral belonging to Debtor as well as any and all subsequently acquired Collateral by way of replacement, substitution, addition or otherwise.

     2. WARRANTY. Debtor hereby warrants, represents and covenants to and with Secured Party as follows:

     (a) The terms and provisions of the aforestated recitals are hereby incorporated into this Agreement as representations and warranties of Debtor with the same effect as though such recitals had been set out in full in this
Section  2.

     (b) Debtor has not pledged, assigned, transferred, sold or otherwise conveyed, directly or indirectly, the Collateral or any part thereof, to any person or entity whatsoever other than to Secured Party.

     (c) Debtor presently has full legal, vested and unencumbered title to the Collateral and shall hereafter, so long as any portion of the Liabilities (as defined in the Note) is outstanding, maintain the Collateral free of all liens and claims whatsoever, other than the interest granted hereunder or under any other instrument given to secure the Liabilities or any part thereof and shall not convey, assign or transfer the Collateral, in whole or in part, to any third person or entity except for the permitted liens as set forth in the Loan Agreement.

     (d) No financing statement(s) (other than financing statements in favor of Secured Party), covering any of the Collateral is or will be on file in any

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public  office;  and  Debtor  agrees  to execute, from time to time hereafter on request of Secured Party, such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed necessary by Secured Party) and do such other acts and things, all as Secured Party may request to establish and maintain a valid interest in the Collateral free of all other liens and claims whatsoever except as aforesaid to secure the payment and performance of the Liabilities.

     (e) So long as any portion of the Liabilities is outstanding, Debtor shall:

          (i) not dissolve without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld;

          (ii) refrain from the sale, further encumbrance or other disposition of all or any portion of in the Collateral without the prior written consent of Secured Party, which consent may be withheld in Secured Party's sole discretion;

          (iii) do, execute, acknowledge and deliver all and every further acts, conveyances, assignments, transfers and assurances necessary or proper, in the sole judgment of Secured Party, for the better assuring, conveying, assigning and confirming unto Secured Party all property encumbered hereby or property intended so to be, whether now owned by Debtor or hereafter acquired.

     (f) Debtor has full power and authority to grant the security interest herein provided for, and this Agreement is fully enforceable under applicable law except to the extent of applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditor's rights generally. All consents, if any, required for the execution of this Agreement and the enforcement of the remedies hereunder have been obtained prior to the granting of this security interest.

     (g) Debtor's financial statement heretofore delivered to Secured Party fairly presents the financial condition of Debtor as of its date, and since such date, there has been no material adverse change in the financial condition of Debtor. All information heretofore delivered to Secured Party with respect to any of the Collateral is true, complete and accurate in all material respects and Debtor has no knowledge of any fact or omission which would render such information materially untrue or misleading.

     (h) No litigation or other proceedings are pending or, to the best of Debtor's knowledge, threatened which could materially adversely affect either the Collateral, the validity or priority of the lien or other interest of Secured Party in the Collateral, or the financial condition of Debtor.

     (i) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of and compliance with the terms and conditions hereof do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of any material agreement or instrument to which Debtor is a party or by which it is bound, constitute a default under any of the foregoing, or result in the creation of a lien, claim, charge or encumbrance other than the interests granted to Secured Party by this Agreement.

     (j) Debtor will, at its own expense, defend Secured Party's right, title and security interest in and to the Collateral against the claims of any person, firm, corporation or other entity.

     (k) Debtor will promptly deliver to Secured Party all written notices received with respect to the Collateral and will promptly give Secured Party written notice of any other notices received with respect to the Collateral.

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     (l)     Debtor  shall, at any time, and from time to time, upon the written request of Secured Party, execute and deliver such further documents and do such further acts and things as Secured Party may reasonably request to effect the purposes of this Agreement.

     (m) Debtor shall at once fully pay, indemnify, defend and hold Secured Party harmless from and against any and all claims, damages or losses, including all expenses and reasonable legal fees, asserted against or incurred by Secured Party as a result of any breach or default in respect of any of the foregoing warranties, representations or covenants of Debtor, including any warranties, representations and/or covenants set forth elsewhere in this Agreement or the Loan Documents except to the extent of Secured Party's willful misconduct or gross negligence.

     (n) Debtor will promptly pay when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement or upon any note evidencing the obligations.

     3. ADDITIONAL RIGHTS OF PARTIES. At its option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may place and pay for insurance on such Collateral upon failure by the Debtor, after having been requested in writing so to do, to provide insurance satisfactory to the Secured Party, and may pay for the maintenance, repair and preservation of the Collateral. To the extent permitted by applicable law, Debtor agrees to reimburse Secured Party on demand for any payment made or any reasonable expense incurred by Secured Party pursuant to the foregoing authorization. Untila Default, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon.

     Debtor agrees to and shall indemnify and hold Secured Party harmless from any and all costs, expenses, legal fees and other charges incurred by or on behalf of Secured Party in connection with Debtor's failure to comply with the terms of this Agreement.

     4. CARE OF COLLATERAL. In the event the Collateral becomes within the custody or control of Secured Party, Secured Party shall be deemed to have exercised reasonable care with respect to the interest of Debtor in the custody and preservation of the Collateral if it takes such action for that purpose as Secured Party might take in the care and preservation of its own like property and no failure of Secured Party to preserve or protect any rights with respect to the Collateral against prior parties shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

     5.     CERTAIN  RIGHTS  REGARDING  COLLATERAL  AND  LIABILITIES.

     (a) Secured Party may from time to time, after occurrence of a "Default" (as hereinafter defined) and with notice to Debtor, take all or any of the following actions: (i) notify all or any parties obligated or permitted to pay money to the owner or holder of any of the Collateral to make payment to Secured Party of any amounts due or to become due thereunder; (ii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period any obligations of any nature of any party with respect thereof; and
(iii)  take  control  of  any  proceeds  of  the  Collateral.

     (b) Secured Party may from time to time, after occurrence of a Default and with notice to Debtor, take all or any of the following actions: (i) retain or obtain a security interest in any property in addition to the Collateral to secure any of the Liabilities; (ii) retain or obtain the primary or secondary liability of any party, in addition to Debtor, with respect to any of the Liabilities; (iii) amend, extend or renew for any period any of the Liabilities or release or compromise any obligation of any nature of any party with respect
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thereto;  (iv)  surrender,  release or exchange all or any part of any property, including the Collateral and any guarantees, securing any of the Liabilities, or compromise or extend or renew for any period any obligations of any party with respect to any such property; and (v) resort to the Collateral for payment of any of the Liabilities whether or not it shall have resorted to any other property securing the Liabilities or shall have proceeded against any party primarily or secondarily liable on any of the Liabilities.

     (c) At any time, Secured Party may, at its option, surrender or assign without recourse the Collateral to Debtor, and Debtor hereby agrees to accept surrender or assignment. Debtor hereby agrees that in the event of such surrender or assignment to Debtor, Secured Party shall be Debtor's attorney-in-fact to execute such papers and do such things as may be necessary in implementing the foregoing. Such surrender or assignment shall be effective upon Secured Party's transmission to Debtor of the following: (i) any such Collateral then in Secured Party's possession; (ii) written notice of Secured Party's exercise of the option granted by this subsection (c); and (iii) such other instruments and assignments, if any, as Secured Party may deem to be sufficient as against Secured Party to terminate any interest of Secured Party in the Collateral. Any such surrender or reassignment shall be without recourse upon or warranty by Secured Party and shall be made at the expense of Debtor.

     (d) Until occurrence of a Default, Debtor may exercise any of its rights with respect to the Collateral except as may be prohibited by this Agreement and except as Secured Party may elect to exercise such rights if Secured Party is entitled to do so pursuant to the terms hereof.

     6. DISTRIBUTIONS. Any and all cash and distributions in property or other distributions, payments or entitlements of any kind whatsoever made on or in respect of the Collateral, and any and all cash and other property, payments or entitlements of any kind whatsoever received in exchange for any Collateral shall be and become part of the Collateral pledged hereunder. The rights of Debtor to receive any such cash, distributions, payments or entitlements of any kind whatsoever shall be subject and subordinate in all respects to the rights of Secured Party under this Agreement and the other Loan Documents.

     7. DEFAULT AND REMEDIES. The following provisions shall govern in the event of a Default:

     (a) For purposes hereof, Default shall mean the failure to perform or comply with any obligation or covenant contained in this Agreement (i) for the payment of money; or (ii) other than for the payment of money, which failure continues more than thirty (30) days after notice thereof from Secured Party to Debtor, or (iii) the breach or untruth of any statement, representation or warranty; or (iv) the occurrence of a Default or Event of Default under the Note or any of the other Loan Documents which is not cured within any applicable cure or grace period provided therein; or (v) the failure to comply with the covenant contained in Section 2(e)(ii) hereof.

     (b) Upon such Default, Secured Party may: (i) exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in Illinois, or any other applicable state or as otherwise available to it; (ii) without demand or notice of any kind, except and unless as required by law, appropriate and apply toward the payment of such of the Liabilities, and in such order of application, as Secured Party may from time to time elect, any balances, credits, deposits, accounts or moneys of Debtor held, in any capacity, by, or in transit to, Secured Party; (iii) transfer all or any part of the Collateral into the name of Secured Party or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest thereunder; and (iv) exercise, in its own name, or in the name of Debtor, any and all rights of collection and any and all other rights, privileges, options or powers of the Debtor pertaining or relating to the Collateral; provided however, the Secured Party shall not have any duty to exercise any such rights, privileges, options or powers or to sell or otherwise realize upon any of the Collateral or to preserve the same, and the Secured Party shall not be responsible for any failure to do so, or in its delay in so doing.

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     (c)     Upon  the  occurrence  of  any  Default, Secured Party may sell the
Collateral at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as Secured Party may deem satisfactory, and Secured Party may be the purchaser of the Collateral and it or any purchaser of the Collateral upon any such sale shall thereafter hold the same, absolutely, free from any claim or right of any kind, including any equity or right of redemption of Debtor who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Secured Party shall give five (5) days written notice of intention to make any such public or private sale, which written notice shall state the time and place fixed for such sale. Any sale shall be held at such time or times and at such place or places as Secured Party may reasonably fix in the notice of such sale, provided that Secured Party shall not be obligated to make any sale pursuant to any such written notice. Secured Party may, without notice of publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time or place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of the Collateral on credit or for future delivery, the Collateral may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral and, in case of any such failure, the Collateral may again be sold upon like notice. In lieu of exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit or suits at law or in equity to foreclose the security interest assigned hereby and sell the Collateral. Debtor agrees that Secured Party shall have the right to continue to retain the Collateral until such time as Secured Party, in its sole judgment, believes that an advantageous price can be secured for the Collateral, and Secured Party shall not be liable to Debtor for any loss in the value of the Collateral by reason of any delay in the sale thereof. Debtor agrees to immediately pay, and acknowledges its liability for, any deficiency between the outstanding amount of the liabilities, and the net amount realized by Secured Party by sale of the Collateral.

     (d) Debtor agrees that, in any sale of any of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official. Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in commercially reasonable manner, nor shall Secured Party be liable nor accountable to Debtor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     (e) In executing this Agreement, Debtor hereby constitutes and appoints Secured Party with full power of substitution, his true and lawful attorney-in-fact, in his name, place and stead to make, execute, sign, acknowledge, swear to, record or file, on behalf of Debtor, documents required to reflect the foreclosure sale of the Collateral. The foregoing grant of authority is a power of attorney coupled with an interest, is irrevocable and shall survive the death or incapacity of Debtor.

     (f) Whether before or after Default, Debtor shall pay Secured Party's attorneys' fees and costs in connection with the administration and enforcement of the Collateral and any and all of the Loan Documents. Without limiting the generality of the foregoing, if at any time or times hereafter the Secured Party employs counsel for advice or other representation with respect to any material matter concerning Debtor, the Collateral, the Loan Documents or to protect, collect, lease, sell, take possession of, foreclose upon or liquidate any of the Collateral, or to attempt to enforce or protect any security interest or lien or other right in any of the Collateral or under any of the Loan Documents, or to enforce any rights of the Secured Party or obligations of Debtor or any other person, firm, entity or corporation which may be obligated to Secured Party

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under  any  of  the Loan Documents, then in any such event all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto, shall constitute an additional indebtedness under the Note, at the Default Rate thereunder, owing by Debtor to Secured Party payable on demand and evidenced and secured by the Loan Documents.

     (g) All rights and remedies of Secured Party expressed hereunder are cumulative and are in addition to all other rights and remedies possessed by it, including those under any other agreement or instrument relating to any of the Liabilities or security therefor and including those rights and remedies available at law or equity. No delay on the part of Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Secured Party permitted hereunder shall impair or affect the rights of Secured Party in and to the Collateral.

     8. APPLICATION OF PROCEEDS OF SALE OR CASH HELD AS COLLATERAL. Upon occurrence of any Default, proceeds from sale of the Collateral sold pursuant to the terms hereof, and the cash held as Collateral hereunder, shall be applied by Secured Party as set forth in the Note.

     9. RELEASE OF SECURED PARTY IN EVENT OF DEFAULT. If an event of Default shall occur, the Debtor waives and releases:

          (a) any and all causes of action and claims which it may now or ever have against the Secured Party as a result of any possession, collection or sale by Secured Party of any of the Collateral except to the extent of the Secured Party's gross negligence or willful misconduct;

          (b) any and all liabilities or penalties against Secured Party for failure of Secured Party to comply with any statutory or other requirement imposed on Secured Party relating to notices of sale, holding of sale or reporting of sale of the Collateral except to the extent of the Secured Party's gross negligence or willful misconduct; and

          (c)  All  rights  or  redemption  from  any  such  sale.

     10. WAIVER OF RIGHT OF APPRAISEMENT OR REDEMPTION. Debtor covenants that it will not at any time claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation of appraisement of the Collateral, prior to any sale or sales to be made pursuant to any provision herein contained, or to the decree or judgment or order of court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted to redeem the property sold or any part thereof, and hereby expressly waives for itself, and on behalf of each and every person claiming under it all benefit and advantage of such law or laws, and covenants that it will not hinder, delay or impede the execution of any power herein granted and delegated to Secured Party, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

     11. DIVESTITURE OF RIGHTS IN COLLATERAL. Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Debtor in and to the Collateral sold and shall be a perpetual bar, both at law and in equity, against Debtor, its legal representatives, successors and assigns, and against any and all persons claiming the property sold or any part thereof, by or through Debtor, its legal representatives, successors and assigns.

     12. AUTHORITY OF SECURED PARTY. Secured Party shall have and be entitled to exercise all such powers hereunder as are specifically delegated to

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Secured  Party  by the terms hereof, together with such powers as are incidental thereto. Secured Party may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither Secured Party, nor any director, officer, employee or attorney of Secured Party, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection therewith, except for its own gross negligence or willful misconduct. Debtor hereby indemnifies and agrees to hold harmless Secured Party and/or any such agent or sub-agent of Secured Party from and against any and all liability incurred by Secured Party (or such agent or sub-agent) hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Secured Party or such agent or sub-agent.

     13. RELEASE AND TERMINATION. This Agreement shall terminate when all of the Liabilities and all obligations of Debtor hereunder and under the Loan Documents have been fully paid and performed, at which time Secured Party shall release, reassign or redeliver (or cause to be released, reassigned or redelivered) to Debtor, or to such person or persons as Debtor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by Secured Party pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or by warranty by Secured Party and shall be made at the expense of Debtor.

     14. NOTICE. All notices, waivers, demands, requests or other communications required or permitted hereunder shall, unless otherwise expressly provided, be in writing and be deemed to have been properly given, served and received (i) if delivered by messenger, when delivered; (ii) if mailed, on the third (3rd) business day after deposit in the United States mail, certified or registered, postage prepaid, return receipt requested; (iii) if telexed, faxed, telegraphed or telecopied, six (6) hours after being dispatched by telex, fax, telegram or telecopy, if such sixth (6th) hour falls on a business day within the hours of 8:00 a.m. through 6:00 p.m. of the time in effect at the place of receipt, or at 8:00 a.m. on the next business day thereafter if such sixth (6th) hour is later than 6:00 p.m.; or (iv) if delivered by reputable overnight express courier, freight prepaid, the next business day after delivery to such courier; in every case addressed to the party to be notified as follows:


 If  to  Debtor:

          Centiv,  Inc.
          998  Forest  Edge  Drive
          Vernon  Hills,  Illinois  60061
          Attention: William M. Rychel

 With copies to:

          Gardner, Carton & Douglas
          321 North Clark Street
          Chicago, Illinois 60610
          Attention:  Stephen  Tsoris
                     With copies to:

If  to  Secured  Party:
          Cole Taylor Bank
          111 West Washington
          Suite 400
          Chicago, Illinois 60602-1139
          Attention:  Kimberly Crotty

With copies to:

          Fuchs  &  Roselli,  Ltd.
          440  West  Randolph  Street
          5th Floor
          Chicago, Illinois 60606
          Michael  T.  O'Connor

Either party hereto may change the names and addresses of the designee to whom notice shall be sent by giving written notice of such change to the other party hereto in the same manner as all other notices are required to be delivered hereunder.

     15. BINDING AGREEMENTS. This Agreement and all provisions hereof shall be binding upon Debtor, its successors, assigns, executors, administrators and legal representatives, and all other persons or entities claiming under or through Debtor; provided however, Debtor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral or any part thereof, or any interest therein, or any cash or property held by Secured Party as Collateral under this Agreement. The word "Secured Party", when used herein, shall include Secured Party's successors, assigns and legal representatives, including all other holders, from time to time, of the Note.

     16. NO LIABILITY ON SECURED PARTY. Anything herein contained to the contrary notwithstanding, (a) Debtor shall remain liable under any instrument which is a part of the Collateral to perform all of its obligations thereunder, and (b) Secured Party shall have no obligation or liability under the Collateral by reason of or arising out of this Agreement, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Debtor under or pursuant to the Collateral, or to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by it, to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. The Collateral is assigned and transferred to Secured Party by way of collateral security only and, accordingly, Secured Party, by its acceptance hereof, shall not be deemed to have assumed or become liable for any of the obligations or liabilities of Debtor to the creditors or beneficiaries of Debtor, whether provided for by the terms of any agreements, arising by operation of law or otherwise, Debtor hereby acknowledging and agreeing that, with respect to all such liability, Debtor is and remains liable to the same extent as though this Agreement had not been made.

     17. RIGHTS AND REMEDIES. All rights and remedies set forth in this Agreement are cumulative and not exclusive, and the holder of the Note and of every other obligation secured hereby may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy afforded hereby. Unless as expressly provided in this Agreement to the contrary, no consent or waiver, express or implied, by any interested party referred to herein, to or for any breach or default by any other interested party referred to herein, in the performance by such other party of any obligations contained herein shall be deemed a consent to or waiver of the performance by such party of any other obligations hereunder or the performance by any other interested party referred to herein of the same, or of any other obligations hereunder.

     18. GOVERNING LAW; INTERPRETATION. This Agreement shall be governed by the laws of the State of Illinois, in which state the Agreement and the other Loan Documents were executed and delivered, the proceeds of the Loan were disbursed by Secured Party and the principal and interest due under the Note are to be paid. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Time is of the essence of this Agreement.

     19     SECURITY  INTEREST  IN  ACCOUNTS.  To  secure  payment  of  the
Indebtedness Debtor hereby grants to and creates in Secured Party a lien upon and security interest in: (a) any property of or in the name of Debtor now or hereafter in the possession or control of, or in transit to, Secured Party or any agent or bailee for Secured Party, any and all dividends, distributions and other rights on or with respect to, and substitutions for and proceeds of, any of the foregoing; and (b) any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of or in the name of Debtor now or hereafter with Secured Party (collectively, the "Collateral"). Debtor further agrees to deliver to Secured Party, upon request, in due form for transfer, any of the Collateral which may at any time be in or come into the possession or control of the Debtor. Upon Default, Secured Party may, from time to time, without demand or notice of any kind, appropri-ate and apply toward payment of such of the Liabilities, and in such order of application, as Secured Party may elect, any and all Collateral then or thereafter with Secured Party.

     20. MISCELLANEOUS. Neither this Agreement or any provisions hereof may be amended, modified, waived, discharged or terminated orally, nor may any of the Collateral be released, except by an instrument in writing duly signed by or on behalf of Secured Party hereunder. The section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Agreement. As used in this Agreement, the singular shall include the plural and the plural shall include the singular, and masculine, feminine and neuter pronouns shall be fully interchangeable, where the context so requires. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed one and the same document.

     21. JURISDICTION; WAIVER; JUDGMENT. This Agreement Is Submitted to Secured Party at Secured Party's Principal Place of Business in Chicago,
Illinois, and Shall Be Deemed to Have Been Made Thereat. This Agreement Shall Be Governed and Controlled as to Interpretation, Enforcement, Validity, Construction, Effect and in All Other Respects by the Laws, Statutes and Decisions of the State of Illinois. Debtor, in Order to Induce Secured Party to Accept this Agreement, Agrees That All Actions or Proceedings Arising Directly, Indirectly or Otherwise in Connection With, out Of, Related To, or from this Agreement Shall Be Litigated, at Secured Party's Option, in Courts Having Situs Within the City of Chicago, State of Illinois, Debtor Hereby Waives Any Right
Debtor May Have to Transfer or Change the Venue of Any Litigation Brought in Accordance with this Section.

            [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

     IN WITNESS WHEREOF, this SECURITY AGREEMENT has been executed and delivered as of the day and year first above written.



DEBTOR:                                 SECURED  PARTY:

CENTIV,  a  Delaware  Corporation       COLE  TAYLOR  BANK

BY:     /S/  THOMAS M. MASON            BY:   /S/  KIMBERLY  CROTTY
   -----------------------------            ------------------------
            THOMAS M. MASON                        KIMBERLY  CROTTY

ITS:  VICE PRESIDENT AND                           ITS:VICE-PRESIDENT
      CHIEF FINANCIAL OFFICER